                                                                    Exhibit 99.1


                                                    Monthly Operating Report
      -------------------------------------
      CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS
      -------------------------------------

      -------------------------------------
      CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
      -------------------------------------

      -------------------------------------
      JUDGE: Barbara J. Houser
      -------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


      RESPONSIBLE PARTY:

      /s/ Drew Keith                                           Chief Financial Officer
      ---------------------------------------          ---------------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                          TITLE

      Drew Keith                                                      8/20/01
      ---------------------------------------          ---------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                DATE

      PREPARER:

      /s/ Jessica L. Wilson                                    Chief Accounting Officer
      ---------------------------------------          ---------------------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                               TITLE

      Jessica L. Wilson                                              8/20/01
      ---------------------------------------          ---------------------------------------
      PRINTED NAME OF PREPARER                                         DATE


                                                   Monthly Operating Report

        -------------------------------------
        CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS-1
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
        -------------------------------------

        COMPARATIVE BALANCE SHEET
        -------------------------------------------------------------------------------------------------------------------------
                                                                                       MONTH              MONTH             MONTH
                                                           SCHEDULE                ----------------------------------------------
        ASSETS                                              AMOUNT                  July 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                        $13,401,586                $38,432,411             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                              $0             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                               $13,401,586                $38,432,411             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                                          ($12,021,507)            $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                           ($1,016,667)            $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                             $15,000                    $15,000             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                       $533,556             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                     $422,186,692               $342,187,831             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                    $435,603,278               $368,130,624             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT               $2,425,652                 $6,101,169             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                             $2,490,732             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                 $2,425,652                 $3,610,437             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                            $62,465                   $219,367             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)               $10,967,208                 $9,367,415             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                     $138,370,015               $138,370,015             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                            $587,428,618               $519,697,858             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                       $623,660             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                                $0             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                                $0             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                      $853,068             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                                 $0             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH  LIST)                                                 $2,696,314             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                          $4,173,042             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                            $466,119,468               $385,985,126             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                $29,661                         $0             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                           $22,580,547                 $2,232,210             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                               $0                $28,849,513             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES           $488,729,676               $417,066,849             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                       $488,729,676               $421,239,891             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                          $98,457,967             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                             $0             $0                $0





        -------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                      $0                $98,457,967             $0                $0
        -------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                          $488,729,676               $519,697,858             $0                $0
        -------------------------------------------------------------------------------------------------------------------------

                                                   Monthly Operating Report

        -------------------------------------
        CASE NAME: Kitty Hawk, Inc.                    ACCRUAL BASIS-2
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42141-BJH                   2/13/95, RWD, 2/96
        -------------------------------------



        INCOME STATEMENT
        -------------------------------------------------------------------------------------------------------------------------
                                                             MONTH                 MONTH                 MONTH
                                                     ------------------------------------------------------------------ QUARTER
        REVENUES                                           July 2001                                                     TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                     $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                          $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                        $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                           $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                       $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                    $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                           $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                       $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                $74,167                 $0                 $0               $74,167
        -------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                                $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                  ($2,849,783)                $0                 $0           ($2,849,783)
        -------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                       $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                                $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                  ($2,775,616)                $0                 $0           ($2,775,616)
        -------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                           $2,775,616                 $0                 $0            $2,775,616
        -------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)             ($96,716)                $0                 $0              ($96,716)
        -------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)                  $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                             $582,571                 $0                 $0              $582,571
        -------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                      $78,876                 $0                 $0               $78,876
        -------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                  $76,984                 $0                 $0               $76,984
        -------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                                $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                  $641,715                 $0                 $0              $641,715
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                          $2,133,901                 $0                 $0            $2,133,901
        -------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                  $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES              $2,133,901                 $0                 $0            $2,133,901
        -------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                         $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                  $0                 $0                 $0                    $0
        -------------------------------------------------------------------------------------------------------------------------

                                                   Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                              ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                    MONTH            MONTH
CASH RECEIPTS AND                            -------------------------------------------------------------     QUARTER
DISBURSEMENTS                                      July 2001                                                    TOTAL
--------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                 $38,294,348                  $0              $0             $38,294,348
--------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                         $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                        $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                       $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                           $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)                     $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                                     $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                       $25,606,100                  $0              $0             $25,606,100
--------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS              $25,606,100                  $0              $0             $25,606,100
--------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                            $25,606,100                  $0              $0             $25,606,100
--------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                      $63,900,448                  $0              $0             $63,900,448
--------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                $2,964,538                  $0              $0              $2,964,538
--------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                         $1,186,216                  $0              $0              $1,186,216
--------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                 $48,776                  $0              $0                 $48,776
--------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                  $3,230,967                  $0              $0              $3,230,967
--------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                     $55,465                  $0              $0                 $55,465
--------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                    $356,098                  $0              $0                $356,098
--------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                                                    $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                                   $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                       $864,335                  $0              $0                $864,335
--------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                      $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                      $1,786,912                  $0              $0              $1,786,912
--------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                           $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                      $170                  $0              $0                    $170
--------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                       $13,450,347                  $0              $0             $13,450,347
--------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS             $23,943,824                  $0              $0             $23,943,824
--------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                          $1,507,463                  $0              $0              $1,507,463
--------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                             $16,750                  $0              $0                 $16,750
--------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                                $0                  $0              $0                      $0
--------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES              $1,524,213                  $0              $0              $1,524,213
--------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                       $25,468,037                  $0              $0             $25,468,037
--------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                $138,063                  $0              $0                $138,063
--------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                       $38,432,411                  $0              $0             $38,432,411
--------------------------------------------------------------------------------------------------------------------------

                                                   Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
---------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                       MONTH               MONTH        MONTH
                                                                 SCHEDULE     ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                         AMOUNT             July 2001
------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                                            $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                                           $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                                           $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                                        $63,871                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL ACCOUNTS RECEIVABLE                                   $0             $63,871                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT CONSIDERED UNCOLLECTIBLE                                        $12,085,378                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS RECEIVABLE (NET)                                   $0        ($12,021,507)                 $0           $0
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------                                      MONTH:        July 2001
AGING OF POSTPETITION TAXES AND PAYABLES                                                   -----------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                       0-30        31-60               61-90               91+
TAXES PAYABLE                                          DAYS        DAYS                DAYS                DAYS         TOTAL
------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                         $0          $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                           $0          $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                           $0          $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                             $0          $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL TAXES PAYABLE                             $0          $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS PAYABLE                          $111,643     $20,326             $59,125            $432,566     $623,660
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------                                         MONTH:        July 2001
STATUS OF POSTPETITION TAXES                                                                   -------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                 BEGINNING            AMOUNT                           ENDING
                                                                    TAX            WITHHELD AND/          AMOUNT         TAX
FEDERAL                                                          LIABILITY*         0R ACCRUED             PAID       LIABILITY
------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                               $0            $108,918            $108,918           $0
------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                             $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                             $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                                $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                                      $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                         $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL FEDERAL TAXES                                         $0            $108,918            $108,918           $0
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                                 $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                                       $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                                      $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                                $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
12.       REAL PROPERTY                                               $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL PROPERTY                                           $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                         $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL STATE & LOCAL                                         $0                  $0                  $0           $0
------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL TAXES                                                 $0            $108,918            $108,918           $0
------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                  Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                           ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
---------------------------------------------


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                                                  MONTH:                 July 2001
---------------------------------------------                                              ------------------------------------
BANK RECONCILIATIONS                                     Account #1              Account #2         Account #3
-------------------------------------------------------------------------------------------------------------------------------
A.           BANK:                                         Bank One                Bank One          Wells Fargo
------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                              100140334              9319959434         4417-881463        TOTAL
------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                              Operating             Disbursement         Operating
-------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                       $991,234               $300,000             $29,689      $1,436,850
-------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                       $0                     $0                  $0              $0
-------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                   $2,287,040                     $0                  $0      $2,385,162
-------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                           $11,303                     $0                  $0         $11,303
-------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                   ($1,284,503)              $300,000             $29,689       ($954,814)
-------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN                   No checks                34594             No checks
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF                TYPE OF            PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE               INSTRUMENT            PRICE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.        Wells Fargo Certificate of Deposit                                   CD                   $600,000        $605,115
-------------------------------------------------------------------------------------------------------------------------------
8.        Bank One                                        6/30/01              Overnight Sweep      $38,762,805     $38,762,805
-------------------------------------------------------------------------------------------------------------------------------
9.        N/A
-------------------------------------------------------------------------------------------------------------------------------
10.       N/A
-------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                        $39,362,805     $39,367,920
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                              $1,500
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH  -  END OF MONTH                                                                              $38,432,411
-------------------------------------------------------------------------------------------------------------------------------

                                                     Monthly Operating Report

        -------------------------------------
        CASE NAME: Kitty Hawk, Inc.                       ACCRUAL BASIS-5
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
        -------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                             MONTH:  July 2001
        -------------------------------------                      ---------------------------------------------------------------
        BANK RECONCILIATIONS
                                                        Account #4            Account #5           Account #6
        --------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                Bank One              Bank One             Bank One
        ----------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                    1570695922       100129949/9319958451      1586268961            TOTAL
        ----------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                      Payroll          Health Insurance       Flex Spending
        ----------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                   $0               $98,122              $17,805                $115,927
        ---------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED             $0                    $0                   $0                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                 $0               $98,122                   $0                 $98,122
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                      $0                    $0                   $0                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                  $0                    $0              $17,805                 $17,805
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN              83647                151086                11075
        ---------------------------------------------------------------------------------------------------------------------------


        -------------------------------------
        INVESTMENT ACCOUNTS
        ----------------------------------------------------------------------------------------------------------------------------
                                                          DATE OF              TYPE OF              PURCHASE             CURRENT
        BANK, ACCOUNT NAME & NUMBER                      PURCHASE             INSTRUMENT              PRICE               VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.
        ----------------------------------------------------------------------------------------------------------------------------
        8.
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                       $0                      $0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------
        CASH
        ---------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                                $0
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH  -  END OF MONTH                                                                                $17,805
        ---------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

        -------------------------------------
        CASE NAME: Kitty Hawk, Inc.                         ACCRUAL BASIS-5
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
        -------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                        MONTH:        July 2001
        -------------------------------------                                   ---------------------------------------------------
        BANK RECONCILIATIONS
                                                             Account #7           Account #8         Account #9
        ---------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                     Bank One
        ----------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                         1586269860                                                  TOTAL
        ----------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                           COD
        ---------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                             $0              $0                 $0              $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                       $0              $0                 $0              $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                           $0              $0                 $0              $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                                $0              $0                 $0              $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                            $0                                                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN                   2111
        ---------------------------------------------------------------------------------------------------------------------------

        -------------------------------------
        INVESTMENT ACCOUNTS
        ----------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF             TYPE OF            PURCHASE          CURRENT
        BANK, ACCOUNT NAME & NUMBER                           PURCHASE            INSTRUMENT            PRICE            VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.
        ----------------------------------------------------------------------------------------------------------------------------
        8.
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                         $0              $0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------
        CASH
        ----------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                 $0
        ----------------------------------------------------------------------------------------------------------------------------

                                                    Monthly Operating Report


       --------------------------------------
       CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS-6
       --------------------------------------

       --------------------------------------
       CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
       --------------------------------------

                                              MONTH:      July 2001
                                                     --------------------------

       -------------------------------------------
       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
       -------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


       ------------------------------------------------------------------------------------------
                                                  INSIDERS
       ------------------------------------------------------------------------------------------
                                            TYPE OF                  AMOUNT            TOTAL PAID
              NAME                          PAYMENT                   PAID               TO DATE
       ------------------------------------------------------------------------------------------
       1.   Mike Clark                       Salary                    $7,916            $113,749
       ------------------------------------------------------------------------------------------
       2.   Jim Craig                        Salary                   $16,667            $350,001
       ------------------------------------------------------------------------------------------
       3.   Janie Garrard                    Salary                        $0              $2,625
       ------------------------------------------------------------------------------------------
       4.   Drew Keith                       Salary                   $16,250            $347,712
       ------------------------------------------------------------------------------------------
       5    Lena Baker                       Salary                        $0              $7,500
       ------------------------------------------------------------------------------------------
       6    Jim Reeves                       Salary                   $33,333            $466,662
       ------------------------------------------------------------------------------------------
       7    John Turnipseed                  Salary                        $0             $41,668
       ------------------------------------------------------------------------------------------
       8    TOTAL PAYMENTS
            TO INSIDERS                                               $74,166          $1,329,917
       ------------------------------------------------------------------------------------------


        --------------------------------------------------------------------------------------------------------------------------
                                                                    PROFESSIONALS
        --------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                           TOTAL
                                         ORDER AUTHORIZING           AMOUNT              AMOUNT    TOTAL PAID    INCURRED
                          NAME                PAYMENT               APPROVED              PAID       TO DATE     & UNPAID *
       ---------------------------------------------------------------------------------------------------------------------------
       1.   Lain Faulkner                                                               $52,573      $871,160      $78,456
       ---------------------------------------------------------------------------------------------------------------------------
       2.   Haynes and Boone                                                           $172,108    $3,187,218     $506,452
       ---------------------------------------------------------------------------------------------------------------------------
       3.   The Seabury Group                                                                $0    $1,950,000           $0
       ---------------------------------------------------------------------------------------------------------------------------
       4.   Forshey & Prostock                                                               $0      $365,670           $0
       ---------------------------------------------------------------------------------------------------------------------------
       5    Price Waterhouse Coopers                                                         $0      $386,015           $0
       ---------------------------------------------------------------------------------------------------------------------------
       6    Jay Alix and Associates                                                     $37,533      $822,843      $59,276
       ---------------------------------------------------------------------------------------------------------------------------
       7    Andrews & Kurth                                                                  $0      $995,467           $0
       ---------------------------------------------------------------------------------------------------------------------------
       8    Jenkins & Gilchrist                                                              $0       $47,474           $0
       ---------------------------------------------------------------------------------------------------------------------------
       9    Ford and Harrison                                                            $3,122      $221,318       $5,260
       ---------------------------------------------------------------------------------------------------------------------------
       10   Grant Thornton                                                              $20,027      $265,371      $82,360
       ---------------------------------------------------------------------------------------------------------------------------
       11   Verner Liipfert                                                             $38,906      $619,012     $121,264
       ---------------------------------------------------------------------------------------------------------------------------
       12   The Ivy Group                                                                    $0       $81,900           $0
       ---------------------------------------------------------------------------------------------------------------------------
       13   Wells Fargo Bank - reimburse prof fees                                   $1,036,744    $1,036,744           $0
       ---------------------------------------------------------------------------------------------------------------------------
       14   TOTAL PAYMENTS
            TO PROFESSIONALS                                               $0        $1,361,013   $10,850,192     $853,068
       ---------------------------------------------------------------------------------------------------------------------------

       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED          AMOUNTS
                                                                     MONTHLY             PAID        TOTAL
                                                                    PAYMENTS            DURING      UNPAID
                          NAME OF CREDITOR                             DUE              MONTH     POSTPETITION
       --------------------------------------------------------------------------------------------------------
       1.   N/A
       --------------------------------------------------------------------------------------------------------
       2.   N/A
       --------------------------------------------------------------------------------------------------------
       3.   N/A
       --------------------------------------------------------------------------------------------------------
       4.   N/A
       --------------------------------------------------------------------------------------------------------
       5.   N/A
       --------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                      $0                $0            $0
       --------------------------------------------------------------------------------------------------------

                                                    Monthly Operating Report

        -------------------------------------
        CASE NAME: Kitty Hawk, Inc.                     ACCRUAL BASIS-7
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
        -------------------------------------

                                                MONTH: July 2001
                                                       ------------------------

        -------------------------------------------------
        QUESTIONNAIRE
        --------------------------------------------------------------------------------------------------------------------------
                                                                                                               YES             NO
        --------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                            X
        --------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
        --------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                                                X
        --------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                           X
        --------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                          X
        --------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
        --------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                                       X
        --------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
        --------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
        --------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                                     X
        --------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                               X
        --------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
        --------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        Item #4 - the Company has paid down approximately $0.6 million on its revolving credit facility in accordance with various court orders. Cash used in the payments were a result of asset sales (aircraft and inventory) and internally generated cash.
        --------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------
        INSURANCE
        --------------------------------------------------------------------------------------------------------------------------
                                                                                                                  YES          NO
        --------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                            X
        --------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                              X
        --------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
--------------------------------------------------------------------------------


















        ----------------------------------------------------------------------------------------------------------------------------
                                                     INSTALLMENT PAYMENTS
        ----------------------------------------------------------------------------------------------------------------------------
                     TYPE OF                                                                                  PAYMENT AMOUNT
                     POLICY                      CARRIER                      PERIOD COVERED                   & FREQUENCY
        ----------------------------------------------------------------------------------------------------------------------------
               121 Aircraft Insurance         Aviation Agency               6/1/2001 - 5/31/2002                781,160    Quarterly
        ----------------------------------------------------------------------------------------------------------------------------
               Workers Comp                   Aviation Agency               01/01/2001 - 12/31/2001              95,000    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Inland Marine/Property         CGU                           4/1/2001 - 3/31/2002                  9,902    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Professional Liab              Aviation Agency               6/1/2001 - 5/31/2002                 25,291    Annual
        ----------------------------------------------------------------------------------------------------------------------------
               135 Aircraft Insurance         Aviation Agency               10/1/2000 - 9/30/2001               100,266    Quarterly
        ----------------------------------------------------------------------------------------------------------------------------
               Primary Auto                   Aviation Agency               4/1/2001 - 3/31/2002                 10,827    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Excess Auto                    Aviation Agency               4/1/2001 - 3/31/2002                 29,870    Annual
        ----------------------------------------------------------------------------------------------------------------------------
               Aggregate Claims Liab          Reliastar                     5/1/2001 - 4/30/2002                 15,000    Annually
        ----------------------------------------------------------------------------------------------------------------------------
               Claims Admin Runout            CIGNA                         5/1/2001 - 4/30/2002                125,779    One time
        ----------------------------------------------------------------------------------------------------------------------------
               Pilot Long Term Disabl         UNUM                          5/1/2001 - 4/30/2002                  7,975    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Stop Loss                      Reliastar                     5/1/2001 - 4/30/2002                 31,635    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Case Management                Reliastar                     5/1/2001 - 4/30/2002                  1,329    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Claims Administration          Allied Benefit System         5/1/2001 - 4/30/2002                 25,052    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Life/AD&D                      CIGNA                         5/1/2001 - 4/30/2002                 11,732    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               EAP                            Behavioral Health Partners    5/1/2001 - 4/30/2002                  2,941    Monthly
        ----------------------------------------------------------------------------------------------------------------------------
               Section 125 Admin              Taxsaver                      5/1/2001 - 4/30/2002                  1,179    Monthly
        ----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                                 ACCRUAL BASIS
---------------------------------------------


                                                                    MONTH:                        July 2001
                                                                              --------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS                 LINE
 FORM NUMBER                  NUMBER                               FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
           3                        8        All cash received into the each subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------------------------
                                                each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           3                       31        All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------------------------
                                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------------------------------
                                                account.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           4                        6        All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------------------
                                                at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------------------------
                                                down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           7                                 All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------------------------
                                                subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                            July 2001

8.    OTHER (ATTACH LIST)                                $342,187,831 Reported
                                                         ------------
           Intercompany Receivables                       339,919,535
           Escrow TJR                                         400,000
           A/R Other                                          440,846
           A/R Employees                                            -
           A/R 401(k) Loan                                     (1,714)
           A/R Reconciling item                               (12,850)
           Deferred Taxes                                     776,266
           Deposits - Other                                   249,749
           Deposits - Retainers                               415,999
                                                         ------------
                                                          342,187,831 Detail
                                                         ------------
                                                                    - Difference


14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                            9,367,415 Reported
                                                         ------------
           Loan organizaiton costs                            897,946
           Bond offering costs                              7,151,860
           Goodwill - KH Cargo                              1,317,609
                                                         ------------
                                                            9,367,415 Detail
                                                         ------------
                                                                    - Difference



15.   OTHER (ATTACH LIST)                                 138,370,015
                                                         ------------
           Investment in KH Aircargo                            1,000
           Investment in KH International                  81,974,302
           Investment in Longhorn                           2,266,436
           Investment in KH Cargo                          54,128,277
                                                         ------------
                                                          138,370,015 Detail
                                                         ------------
                                                                    - Difference


22.   OTHER (ATTACH LIST)                                 $ 2,696,314 Reported
                                                         ------------
           Accrued expenses                                 1,320,349
           Accrued interest                                   349,613
           Accrued health savings                             637,072
           A/P Aging reconciling item                         (25,462)
           A/P clearing                                             -
           Accrued 401(k)                                      14,742
           Accrued Salaries/Wages                             400,000
                                                        -------------
                                                            2,696,314 Detail
                                                        -------------
                                                                    - Difference

27.   OTHER (ATTACH LIST)                                $ 28,849,513 Reported
                                                         ------------
           Deferred Taxes                                  31,006,505
           Accrued Taxes payable                          (17,685,739)
           Interest payable                                15,528,747
                                                         ------------
                                                           28,849,513 Detail
                                                         ------------
                                                                    - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2


16.   NON-OPERATING INCOME (ATT. LIST)                        (96,716)Reported
                                                         ------------
           Interest Income                                    (96,692)
           Other Misc Income                                      (24)
                                                         ------------
                                                              (96,716)Detail
                                                                    - Difference



ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                  25,606,100 Reported
                                                         ------------
           Transfers from Charters                          1,888,909
           Transfers from Cargo                             9,566,281
           Transfers from Aircargo                         10,804,698
           Transfers from International                         5,000
           Cash deposits - non-lockbox                      3,164,125
           Interest income                                     95,018
           Misc Deposits                                       85,596
           NSF Checks                                          (3,527)
                                                         ------------
                                                           25,606,100 Detail
                                                         ------------
                                                                    - Difference
                                                         ------------


25.   OTHER (ATTACH LIST)                                  13,450,347 Reported
                                                         ------------
           Inc. 401(k)                                        317,588
           Employee Expenses                                   44,112
           Bank charges                                         7,809
           Refunds/Claims                                      52,899
           Fuel                                             5,845,224
           Ground Handling                                  2,742,683
           Shipping                                            42,833
           Ondemand Charter costs                              10,502
           135 Airline costs                                    6,503
           Building maintenance/security                       74,474
           Contract Labor                                     369,440
           Trucking                                           305,950
           Customs/Parking/Landing                            745,484
           Containers                                          86,213
           Simulator/Communication/Other Training             250,433
           Misc                                                 7,416
           Voided checks and corrections                       (2,650)
           Board of Direcetors expenses                        54,000
           Asset purchase                                      39,728
           Charts/Manuals                                      32,177
           Shutdown costs                                       3,949
           Office                                              91,495
           Subcharter Aircraft                              2,322,085
                                                         ------------
                                                           13,450,347 Detail
                                                                    - Difference